EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in a Registration Statement on Form S-8 (File Nos. 33-33497, 33-40038, 33-60214 and 33-60644) of our report dated
August 15, 2000 relating to the consolidated financial statements of Criticare Systems, Inc. appearing in the Company's Annual Report on Form 10-K for the year ended June 30, 2000.



/s/  BDO  Seidman,  LLP
Milwaukee,  Wisconsin
September  26,  2000